                     PRUDENTIAL REAL ESTATE SECURITIES FUND

                      STATEMENT OF ADDITIONAL INFORMATION
                              DATED MARCH 20, 1998

    Prudential Real Estate Securities Fund (the Fund) is a non-diversified, open-end, management investment company. The investment objective of the Fund is high current income and long-term growth of capital. The Fund seeks to achieve this objective by investing primarily in equity securities of real estate companies. There can be no assurance that the Fund's investment objective will be achieved. See "Investment Objective and Policies."

    The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New
Jersey 07102-4077, and its telephone number is (800) 225-1852.

    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Fund dated March 20, 1998, a copy of which may be obtained from the Fund upon request.

                               TABLE OF CONTENTS

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                                                                               CROSS-REFERENCE
                                                                                 TO PAGE IN
                                                                   PAGE          PROSPECTUS
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
Investment Objective and Policies................................  B-2                  5
Investment Restrictions..........................................  B-13                13
Trustees and Officers............................................  B-14                14
Manager..........................................................  B-17                14
Distributor......................................................  B-18                15
Portfolio Transactions and Brokerage.............................  B-19                16
Purchase and Redemption of Fund Shares...........................  B-21                21
Shareholder Investment Account...................................  B-23                32
Net Asset Value..................................................  B-27                17
Taxes, Dividends and Distributions...............................  B-27                18
Performance Information..........................................  B-30                17
Custodian, Transfer and Dividend Disbursing Agent and Independent
  Accountants....................................................  B-31                16
Statement of Assets and Liabilities..............................  B-32                --
Report of Independent Accountants................................  B-34                --
Appendix I--General Investment Information.......................  I-1                 --
Appendix II--Historical Performance Data.........................  II-1                --
Appendix III--Information Relating to Prudential.................  III-1               --
Appendix IV--Information on Real Estate Securities...............  IV-1                --

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MF182B

                       INVESTMENT OBJECTIVE AND POLICIES

    Prudential Real Estate Securities Fund (the Fund) is a non-diversified, open-end, management investment company. The investment objective of the Fund is high current income and long-term growth of capital. Under normal market conditions, the Fund intends to invest primarily in equity securities of real estate companies. See "How the Fund Invests--Investment Objective and Policies" in the Prospectus. There can be no assurance that the Fund's investment objective will be achieved.

EQUITY AND EQUITY-RELATED SECURITIES

    AMERICAN DEPOSITARY RECEIPTS AND AMERICAN DEPOSITARY SHARES. Generally, ADRs and ADSs are in registered form. There are no fees imposed on the purchase or sale of ADRs and ADSs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs and ADSs into the underlying securities. Investment in ADRs and ADSs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs and ADSs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and for which market quotations are readily available; and
(ii) issuers whose securities are represented by ADRs and ADSs are usually subject to auditing, accounting, and financial reporting standards comparable to those of domestic issuers.

    WARRANTS AND RIGHTS. A warrant gives the holder thereof the right to subscribe by a specified date to a stated number of shares of stock of the issuer at a fixed price. Warrants tend to be more volatile than the underlying stock, and if, at a warrant's expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date, the underlying stock is trading at a price higher than the price set in the warrant, the Fund can acquire the stock at a price below its market value. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the corporation issuing them.

U.S. GOVERNMENT SECURITIES

    U.S. TREASURY SECURITIES. The Fund is permitted to invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

    SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Fund may invest in securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest which are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association, the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. FHLMC investments may include collateralized mortgage obligations.

    Obligations issued or guaranteed as to principal and interest by the U.S. Government may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.

    The values of U.S. Government securities (like those of other fixed-income securities generally) will change as interest rates fluctuate. During periods of falling U.S. interest rates, the values of U.S. Government securities generally rise and, conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer-term maturities.

FOREIGN SECURITIES

    The Fund is permitted to invest up to 30% of its total assets in securities of foreign real estate companies.

    If the security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Fund is required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. The Fund may, but need not, enter into forward foreign currency exchange contracts, options on foreign currencies and futures contracts on foreign currencies and related options, for hedging purposes, including: locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of dividends to be paid on such securities which are held by the Fund; and protecting the U.S. dollar value of such securities which are held by the Fund.

    Under the Internal Revenue Code of 1986, as amended (the Internal Revenue
Code), changes in an exchange rate which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities will result in foreign currency gains or losses that increase or decrease an investment company's taxable income. The exchange rates between the U.S. dollar and other currencies can be volatile and are determined by such factors as supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions.

    Foreign securities include securities of any foreign country the investment adviser considers appropriate for investment by the Fund. Foreign securities may also include securities of foreign issuers that are traded in U.S. dollars in the United States although the underlying security is usually denominated in a foreign currency.

    The costs attributable to foreign investing are higher than the costs of domestic investing. For example, the cost of maintaining custody of foreign securities generally exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing are frequently higher than those attributable to domestic investing. Foreign investment income may be subject to foreign withholding or other government taxes that could reduce the return to the Fund on those securities. Tax treaties between the United States and certain foreign countries may, however, reduce or eliminate the amount of foreign tax to which the Fund would be subject.

OPTIONS ON SECURITIES INDICES

    The Fund may also purchase and sell put and call options on securities indices traded on U.S. or foreign securities exchanges or traded in the over-the-counter markets. Options on securities indices are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the multiplier). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike for equity securities options, all settlements are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

    The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers. Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. In addition, unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities or borrow in order to satisfy the exercise.

    Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of securities prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by the Fund of options on indices would be subject to the investment adviser's ability to predict correctly movements in the direction of the securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. The investment adviser currently uses such techniques in conjunction with the management of other mutual funds.

RISKS OF TRANSACTIONS IN OPTIONS

    An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Fund intends to purchase and sell only those options which are cleared by clearinghouses whose facilities are considered to be adequate to handle the volume of options transactions.

RISKS OF OPTIONS ON INDICES

    The Fund's purchase and sale of options on indices will be subject to risks described above under "Risks of Transactions in Options." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

    Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

    The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is not substantially greater than the risk in connection with options on securities in the index.

SPECIAL RISKS OF WRITING CALLS ON INDICES

    Because exercises of index options are settled in cash, a call writer such as the Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Fund will write call options on indices only under the circumstances described below under "Limitations on the Purchase and Sale of Options on Stock Indices and Futures Contracts and Options on Futures Contracts."

    Price movements in the Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

    Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 20% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

    When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such investments might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which, in either case, would occur no earlier than the day following the day the exercise notice was filed.

    If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

FUTURES CONTRACTS

    As a purchaser of a futures contract, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The Fund may purchase futures contracts on stock indices and foreign currencies. The Fund may purchase futures contracts on debt securities, including U.S. Government securities, aggregates of debt securities, stock indices and foreign currencies.

    A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the securities or currency underlying the futures contract. U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission (the CFTC), an agency of the U.S. Government, and must be executed through a futures commission merchant (I.E., a brokerage firm) which is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchange's affiliated clearing organization guarantees performance of the contracts as between the clearing members of the exchange.

    At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (initial margin). It is expected that the initial margin on U.S. exchanges will vary from one-half of 1% to 4% of the face value of the contract. Under certain circumstances, however, such as during periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Thereafter, the futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "mark-to-the-market." Each day the Fund is required to provide or is entitled to receive variation margin in an amount equal to any change in the value of the contract since the preceding day.

    Although most futures contracts call for actual delivery or acceptance of securities or cash, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (or currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

    When the Fund enters into a futures contract it is initially required to segregate with its Custodian, in the name of the broker performing the transaction, an "initial margin" of cash or other liquid assets equal to approximately 2% to 3% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on a futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Fund may be required to segregate subsequent deposits at its Custodian for that purpose, of cash or other liquid assets, called "variation margin", in the name of the broker, which are reflective of price fluctuations in the futures contract.

    The ordinary spreads between values in the cash and futures markets, due to differences in the character of those markets, are subject to distortions. In addition, futures contracts entail risks. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing price distortions. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the investment adviser may still not result in a successful transaction.

OPTIONS ON FUTURES CONTRACTS

    The Fund will also enter into options on futures contracts for certain BONA FIDE hedging, return enhancement and risk management purposes. The Fund may purchase put and call options and write (I.E., sell) "covered" put and call options on futures contracts that are traded on U.S. and foreign exchanges. An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. Currently options can be purchased or written with respect to futures contracts on various foreign currencies, including the Australian Dollar, British Pound, Canadian Dollar, Japanese Yen, Swiss Franc, German Mark and Eurodollar. With respect to stock indices, options are traded on futures contracts for various U.S. and foreign stock indices including the S&P 500 Stock Index and the NYSE Composite Index.

    The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

    The Fund may only write (I.E., sell) covered put and call options on futures contracts. The Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the securities or currency which is deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates and maintains with its Custodian for the term of the option cash or other liquid assets, equal to the fluctuating value of the optioned futures. The Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates with its Custodian for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with its Custodian with respect to such put option). There is no limitation on the amount of the Fund's assets which can be segregated.

    Writing a put option on a futures contract serves as a partial hedge against an increase in the value of securities the Fund intends to acquire. If the futures price at expiration of the option is above the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the securities the Fund intends to acquire. If the market price of the underlying futures contract is below the exercise price when the option is exercised, the Fund will incur a loss, which may be wholly or partially offset by the decrease in the value of the securities the Fund intends to acquire.

    Writing a call option on a futures contract serves as a partial hedge against a decrease in the value of the Fund's portfolio securities. If the market price of the underlying futures contract at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium, thereby partially hedging against any decline that may have occurred in the Fund's holdings of securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be wholly or partially offset by the increase in the value of the securities in the Fund's portfolio which were being hedged.

    The Fund will purchase put options on futures contracts to hedge its portfolio against the risk of a decline in the value of the securities it owns as a result of market activity or fluctuating currency exchange rates. The Fund will also purchase call options on futures contracts as a hedge against an increase in the value of securities the Fund intends to acquire as a result of market activity or fluctuating currency exchange rates.

CURRENCY FUTURES AND OPTIONS THEREON

    Generally, foreign currency futures contracts and options thereon are similar to the futures contracts and options thereon discussed previously. By entering into currency futures and options thereon on U.S. and foreign exchanges, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire.

    The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the investment adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the market or the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, market or currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund's profits on its underlying securities transactions.

    The Fund may also use European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

ADDITIONAL RISKS OF OPTIONS, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS AND FORWARD CONTRACTS

    Futures contracts and options thereon may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lesser trading volume.

    Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

RISKS RELATED TO FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

    Since investments in foreign companies will usually involve currencies of foreign countries, and since the Fund may hold funds in bank deposits in foreign currencies, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

    The Fund may enter into forward foreign currency exchange contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

    Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will thereby be served. If the Fund enters into a position hedging transaction, the transaction will be "covered" by the position being hedged, or the Fund's Custodian or subcustodian will segregate cash or other liquid assets (less the value of the covering positions, if any) in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contracts. If the value of the segregated assets declines, additional cash or other liquid assets will be segregated so that the value will, at all times, equal the amount of the Fund's net commitment with respect to such contract. The Fund's ability to enter into forward foreign currency exchange contracts may be limited by certain requirements for qualification as a regulated investment company under the Internal Revenue Code. See "Taxes, Dividends and Distributions."

    The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

    It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver, then it would be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase).

    If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    The Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be recognized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

    Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

SPECIAL RISK CONSIDERATIONS RELATING TO FUTURES AND OPTIONS THEREON

    There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the currency or group of currencies, the price of a futures contract may move more or less than the price of the currencies being hedged. In the case of futures contracts on securities indices, the correlation between the price of the futures contract and the movements in the index may not be perfect. Therefore, a correct forecast of currency rates, market trends or international political trends by the investment adviser may still not result in a successful hedging transaction.

    The Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option on a futures contract which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract is closed.

    Successful use of futures contracts and options thereon by the Fund is subject to the ability of the investment adviser to predict correctly movements in the direction of interest and foreign currency rates and the market generally. If the investment adviser's expectations are not met, the Fund would be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

    The hours of trading of futures contracts may not conform to the hours during which the Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

LIMITATIONS ON THE PURCHASE AND SALE OF OPTIONS ON STOCK INDICES AND FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

    The Fund will engage in transactions in futures contracts and options thereon only for BONA FIDE hedging, return enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC, and not for speculation.

    The Fund will write put options on stock indices and futures contracts on foreign currencies only if they are covered by segregating with the Fund's Custodian an amount of cash or other liquid assets equal to the aggregate exercise price of the puts. In accordance with CFTC regulations, the Fund may not purchase or sell futures contracts or options thereon if the initial margin and premiums for options on futures would exceed 5% of the liquidation value of the Fund's total assets after taking into account unrealized profits and unrealized losses on such contracts; provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The above restriction does not apply to the purchase and sale of futures contracts and options thereon for BONA FIDE hedging purposes within the meaning of the CFTC regulations. In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Fund, an amount of cash and other liquid assets equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be segregated with the Fund's Custodian to cover the position, or alternative cover will be employed, thereby insuring that the use of such instruments is unleveraged. The Fund does not intend to purchase options on securities indices if the aggregate premiums paid for such outstanding options would exceed 10% of the Fund's total assets.

    Except as described below, the Fund will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly-based stock market index, the Fund will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, cash or other liquid assets substantially replicating the movement of the index, in the judgment of the Fund's investment adviser, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

    If the Fund has written an option on an industry or market segment index, it will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated or pledged in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate or pledge an amount in cash or other liquid assets equal in value to the difference. In addition, when the Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash or other liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on NASDAQ against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is segregated by the Fund in cash or other liquid assets with its Custodian, it will not be subject to the requirements described in this paragraph.

    The Fund may engage in futures contracts and options on futures transactions as a hedge against changes, resulting from market or political conditions, in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with future purchases. The Fund may engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. The Fund may write options on futures contracts to realize through the receipt of premium income a greater return than would be realized in the Fund's portfolio securities alone.

    The Fund's purchase and sale of futures contracts and purchase and writing of options on futures contracts will be for the purpose of protecting its portfolio against anticipated future changes in foreign currency exchange rates which might otherwise either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date, and to enhance the Fund's return. As an alternative to BONA FIDE hedging as defined by the CFTC, the Fund may comply with a different standard established by CFTC rules with respect to futures contracts and options thereon purchased by the Fund incidental to the Fund's activities in the securities markets, under which the value of the assets underlying such positions will not exceed the sum of (i) cash or other liquid assets segregated for this purpose, (ii) cash proceeds on existing investments due within thirty days and (iii) accrued profits on the particular futures contract or option thereon.

    In addition, CFTC regulations may impose limitations on the Fund's ability to engage in certain return enhancement and risk management strategies. There are no limitations on the Fund's use of futures contracts and options on futures contracts beyond the restrictions set forth above.

    Although the Fund intends to purchase or sell futures and options on futures only on exchanges where there appears to be an active market, there is no guarantee that an active market will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, when futures positions are used to hedge portfolio securities, such securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.

    POSITION LIMITS. Transactions by the Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including NASDAQ) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which the Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of the investment adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

REPURCHASE AGREEMENTS

    The Fund's repurchase agreements will be collateralized by cash or liquid assets. The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Board of Trustees. The investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Board of Trustees. In the event of a default or bankruptcy by a seller, the Fund may liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

    The Fund participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM) pursuant to an order of the SEC. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

LENDING OF SECURITIES

    Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33 1/3% of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral (including a secured letter of credit) that is equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

    A loan may be terminated by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Trustees of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

    Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

BORROWING

    The Fund may borrow an amount equal to no more than 20% of the value of its total assets (calculated at the time of the borrowing) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund will not purchase portfolio securities when borrowings exceed 5% of the value of its total assets.

ILLIQUID SECURITIES

    The Fund may not hold more than 15% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).

    Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Trustees. In reaching liquidity decisions, the investment adviser will consider, INTER ALIA, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (I.E., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

SECURITIES OF OTHER INVESTMENT COMPANIES

    The Fund is permitted to invest up to 10% of its total assets in securities of other non-affiliated investment companies. The Fund does not intend to invest in such securities during the coming year. If the Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees. See "Investment Restrictions."

SEGREGATED ASSETS

    When the Fund is required to segregate assets in connection with certain hedging transactions, it will mark cash or liquid assets as segregated with the Fund's Custodian. "Liquid assets" mean cash, U.S. Government securities, equity securities (including foreign securities), debt obligations or other liquid, unencumbered assets, marked-to-market daily.

PORTFOLIO TURNOVER

    As a result of the investment policies described above, the Fund may engage in a substantial number of portfolio transactions, but the Fund's portfolio turnover rate is not expected to exceed 200%. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Portfolio Transactions and Brokerage" and "Taxes, Dividends and Distributions."

                            INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means with respect to the Fund, the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

    The Fund may not:

    1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

    2. Make short sales of securities or maintain a short position if, when added together, more than 25% of the value of the Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

    3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Fund to Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets subject to this restriction.

    4. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result 25% or more of the Fund's total assets (determined at the time of the investment) would be invested in a single industry.

    5. Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts.

    6. Buy or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options thereon, and forward foreign currency exchange contracts.

    7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

    8. Make investments for the purpose of exercising control or management.

    9. Invest in securities of other non-affiliated investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition.

    10. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities limited to 33 1/3% of the Fund's total assets.

    11. Purchase more than 10% of all outstanding voting securities of any one issuer.

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                             TRUSTEES AND OFFICERS

                                                                                        PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)                   POSITION WITH FUND                            DURING PAST 5 YEARS
----------------------------------    ----------------------------    ----------------------------------------------------------
Edward D. Beach (73)                  Trustee                         President and Director of BMC Fund, Inc., a closed-end
                                                                       investment company; previously, Vice Chairman of Broyhill
                                                                       Furniture Industries, Inc.; Certified Public Accountant;
                                                                       Secretary and Treasurer of Broyhill Family Foundation,
                                                                       Inc.; Member of the Board of Trustees of Mars Hill
                                                                       College; Director of The High Yield Income Fund, Inc.

Delayne Dedrick Gold (59)             Trustee                         Marketing and Management Consultant; Director of The High
                                                                       Yield Income Fund, Inc.

*Robert F. Gunia (51)                 Vice President and Trustee      Vice President (since September 1997) of Prudential
                                                                       Investments; Executive Vice President and Treasurer
                                                                       (since December 1996) of Prudential Investments Fund
                                                                       Management LLC (PIFM); Senior Vice President (since March
                                                                       1987) of Prudential Securities Incorporated (Prudential
                                                                       Securities); formerly Chief Administrative Officer (July
                                                                       1990-September 1996), Director (January 1989-September
                                                                       1996) and Executive Vice President, Treasurer and Chief
                                                                       Financial Officer (June 1987-September 1996) of
                                                                       Prudential Mutual Fund Management, Inc.; Vice President
                                                                       and Director (since May 1989) of Asia Pacific Fund, Inc.;
                                                                       Director of The High Yield Income Fund, Inc.

Douglas H. McCorkindale (58)          Trustee                         Vice Chairman (since March 1984) and President (since
                                                                       September 1997) of Gannett Co. Inc. (publishing and
                                                                       media); Director of Gannett Co. Inc., Frontier
                                                                       Corporation and Continental Airlines, Inc.

*Mendel A. Melzer, CFA (38)           Trustee                         Chief Investment Officer (since October 1996) of
751 Broad Street                                                       Prudential Mutual Funds; formerly Chief Financial Officer
Newark, NJ 07102                                                       (November 1995-September 1996) of Prudential Investments,
                                                                       Senior Vice President and Chief Financial Officer (April
                                                                       1993-November 1995) of Prudential Preferred Financial
                                                                       Services, Managing Director (April 1991-April 1993) of
                                                                       Prudential Investment Advisors and Senior Vice President
                                                                       (July 1989-April 1991) of Prudential Capital Corporation;
                                                                       Chairman and Director of Prudential Series Fund, Inc.;
                                                                       Director of The High Yield Income Fund, Inc.

Thomas T. Mooney (56)                 Trustee                         President of the Greater Rochester Metro Chamber of
                                                                       Commerce; former Rochester City Manager; Trustee of
                                                                       Center for Governmental Research, Inc.; Director of Blue
                                                                       Cross of Rochester, Monroe County Water Authority,
                                                                       Rochester Jobs, Inc., Executive Service Corps of
                                                                       Rochester, Monroe County Industrial Development
                                                                       Corporation, Northeast-Midwest Institute, The Business
                                                                       Council of New York State and The High Yield Income Fund,
                                                                       Inc.; President, Director and Treasurer of First
                                                                       Financial Fund, Inc. and The High Yield Plus Fund, Inc.

Stephen P. Munn (55)                  Trustee                         Chairman (since January 1994), Director and President
                                                                       (since 1988) and Chief Executive Officer (1988-December
                                                                       1993) of Carlisle Companies Incorporated (manufacturer of
                                                                       industrial products).

                                                                                        PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)                   POSITION WITH FUND                            DURING PAST 5 YEARS
----------------------------------    ----------------------------    ----------------------------------------------------------
*Richard A. Redeker (54)              President and                   Employee of Prudential Investments; formerly President,
751 Broad St.                          Trustee                         Chief Executive Officer and Director (October
Newark, NJ 07102                                                       1993-September 1996) of Prudential Mutual Fund
                                                                       Management, Inc., Executive Vice President, Director and
                                                                       Member of the Operating Committee (October 1993-September
                                                                       1996) of Prudential Securities, Director (October
                                                                       1993-September 1996) of Prudential Securities Group,
                                                                       Inc., Executive Vice President (January 1994-September
                                                                       1996) of The Prudential Investment Corporation, Director
                                                                       (January 1994-September 1996) of Prudential Mutual Fund
                                                                       Distributors, Inc. and Prudential Mutual Fund Services,
                                                                       Inc. and Senior Executive Vice President and Director
                                                                       (September 1978-September 1993) of Kemper Financial
                                                                       Services, Inc.; President and Director of The High Yield
                                                                       Income Fund, Inc.

Robin B. Smith (58)                   Trustee                         Chairman and Chief Executive Officer (since August 1996),
                                                                       formerly President and Chief Executive Officer (January
                                                                       1989-August 1996) and President and Chief Operating
                                                                       Officer (September 1981-December 1988) of Publishers
                                                                       Clearing House; Director of BellSouth Corporation, Texaco
                                                                       Inc., Springs Industries Inc. and Kmart Corporation.

Louis A. Weil, III (56)               Trustee                         Publisher and Chief Executive Officer (since January 1996)
                                                                       and Director (since September 1991) of Central
                                                                       Newspapers, Inc.; Chairman of the Board (since January
                                                                       1996), Publisher and Chief Executive Officer (August
                                                                       1991-December 1995) of Phoenix Newspapers, Inc.; formerly
                                                                       Publisher (May 1989-March 1991) of Time Magazine,
                                                                       President, Publisher & Chief Executive Officer (February
                                                                       1986-August 1989) of The Detroit News and member of the
                                                                       Advisory Board, Chase Manhattan Bank-Westchester;
                                                                       Director of The High Yield Income Fund, Inc.

Clay T. Whitehead (59)                Trustee                         President (since May 1983) of National Exchange Inc. (new
                                                                       business development firm).

Bernard Winograd (47)                 Vice President                  Chief Executive Officer (since December 1996) of
                                                                       Prudential Real Estate Investors; formerly Executive Vice
                                                                       President and Chief Financial Officer (1983-1996) of The
                                                                       Taubman Company and Treasurer (1979-1983) of The Bendix
                                                                       Corporation.

S. Jane Rose (52)                     Secretary                       Senior Vice President (since December 1996) of PIFM;
                                                                       Senior Vice President and Senior Counsel (since July
                                                                       1992) of Prudential Securities; formerly Senior Vice
                                                                       President (January 1991-September 1996) and Senior
                                                                       Counsel (June 1987-September 1996) of Prudential Mutual
                                                                       Fund Management, Inc.

Grace C. Torres (38)                  Treasurer and Principal         First Vice President (since December 1996) of PIFM; First
                                       Financial and Accounting        Vice President (since March 1994) of Prudential
                                       Officer                         Securities; formerly First Vice President (March
                                                                       1994-September 1996) of Prudential Mutual Fund
                                                                       Management, Inc. and Vice President (July 1989-March
                                                                       1994) of Bankers Trust Corporation.

                                                                                        PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)                   POSITION WITH FUND                            DURING PAST 5 YEARS
----------------------------------    ----------------------------    ----------------------------------------------------------
Marguerite E. H. Morrison (41)        Assistant                       Vice President and Associate General Counsel (since
                                       Secretary                       December 1996) of PIFM; Vice President and Associate
                                                                       General Counsel of Prudential Securities; formerly Vice
                                                                       President and Associate General Counsel (June
                                                                       1991-September 1996) of Prudential Mutual Fund
                                                                       Management, Inc.

Stephen M. Ungerman (44)              Assistant Treasurer             Tax Director (since March 1996) of Prudential Investments
                                                                       and the Private Asset Group of The Prudential Insurance
                                                                       Company of America (Prudential); formerly First Vice
                                                                       President (February 1993-September 1996) of Prudential
                                                                       Mutual Fund Management, Inc. and Senior Tax Manager
                                                                       (1981-January 1993) of Price Waterhouse LLP.

------------------------

* "Interested" Trustee, as defined in the Investment Company Act, by reason of affiliation with Prudential Securities, Prudential or PIFM.

** Unless otherwise indicated, the address of the Trustees and officers is c/o Prudential Mutual Funds, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

    Trustees and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities.

    The officers conduct and supervise the daily business operations of the Fund, while the Trustees, in addition to their functions set forth under "Manager" and "Distributor," oversee such actions and decide on general policy.

    The Trustees have adopted a retirement policy which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Trustees of Prudential Mutual Funds who were age 68 or older as of December 31, 1993. Under this phase-in provision, Mr. Beach is scheduled to retire on December 31, 1999.

    Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Trustees of the Fund who are affiliated persons of the Manager. The Fund pays each of its Trustees who is not an affiliated person of PIFM or Prudential Investments annual compensation of $2,500, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Trustee may change as a result of the introduction of additional funds on the boards of which the Trustee will be asked to serve.

    Trustees may receive their Trustees' fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of Trustees' fees in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Trustee. The Fund's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Fund.

    The following table sets forth the estimated aggregate compensation estimated to be paid by the Fund for the fiscal period ending March 31, 1999 to the Trustees who are not affiliated with the Manager and the aggregate compensation paid to such Trustees for service on the boards of all other funds managed by PIFM (Fund Complex) for the calendar year ended December 31, 1997.

                               COMPENSATION TABLE

                                                                     TOTAL 1997
                                                                    COMPENSATION
                                                AGGREGATE             FROM FUND
                                               COMPENSATION         COMPLEX PAID
NAME OF TRUSTEE                                 FROM FUND            TO TRUSTEES
---------------------------------------------  ------------       -----------------
Edward D. Beach..............................  $2,500             $ 135,000(38/63)*
Delayne Dedrick Gold.........................  $2,500             $ 135,000(38/63)*
Robert F. Gunia+.............................    None                   None
Douglas H. McCorkindale**....................  $2,500             $  70,000(20/35)*
Mendel A. Melzer+............................    None                   None
Thomas T. Mooney**...........................  $2,500             $ 115,000(31/64)*
Stephen P. Munn..............................  $2,500             $  45,000(15/21)*
Richard A. Redeker+..........................    None                   None
Robin B. Smith**.............................  $2,500             $  90,000(27/34)*
Louis A. Weil, III...........................  $2,500             $  90,000(26/50)*
Clay T. Whitehead............................  $2,500             $  45,000(15/21)*

------------------------

 * Indicates number of funds/portfolios in Fund Complex to which aggregate compensation relates.

 ** Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1997, includes amounts deferred at the election of Trustees under the funds' deferred compensation plans. Including accrued interest, total compensation amounted to $71,640, $143,909 and $139,097 for Messrs. McCorkindale and Mooney and Ms. Smith, respectively.

 + Messrs. Gunia, Melzer and Redeker, who are interested Trustees, do not receive compensation from the Fund or any fund in the Fund Complex.

    As of March 6, 1998, the Trustees and officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund. As of such date, PIFM owned all of the Fund's outstanding shares and controlled the Fund.

                                    MANAGER

    The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus of the Fund. As of February 28, 1998, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $63 billion. According to the Investment Company Institute, as of October 31, 1997, the Prudential Mutual Funds were the 17th largest family of mutual funds in the United States.

    PIFM is a subsidiary of Prudential Securities. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PIFM, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

    Pursuant to the Management Agreement with the Fund (the Management Agreement), PIFM, subject to the supervision of the Fund's Board of Trustees and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian (the Custodian), and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

    For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate of .75 of 1% of the Fund's average daily net assets. The fee is computed daily and payable monthly.

    In connection with its management of the business affairs of the Fund, PIFM bears the following expenses:

    (a) the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Trustees who are not affiliated persons of PIFM or the Fund's investment adviser;

    (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of a Fund's business, other than those assumed by the Fund as described below; and

    (c) the costs and expenses payable to The Prudential Investment Corporation, doing business as Prudential Investments (PI, the investment adviser or the Subadviser), pursuant to the subadvisory agreement between PIFM and PI (the Subadvisory Agreement).

    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, and paying the fees and expenses of notice filings made in accordance with state securities laws, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

    The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Fund's Management Agreement was approved by the Board of Trustees of the Fund, including all of the Trustees who are not parties to the contract or interested persons of any such party, on October 25, 1997, and by the initial shareholder of the Fund on February 18, 1998.

    PIFM has entered into the Subadvisory Agreement with PI. The Subadvisory Agreement provides that PI will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PI is obligated to keep certain books and records of the Fund. Under the Subadvisory Agreement, PI, subject to the supervision of PIFM, is responsible for managing the assets of the Fund in accordance with its investment objectives, investment program and policies. PI determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement. Under the Subadvisory Agreement, PI is reimbursed by PIFM for the reasonable costs and expenses incurred by PI in furnishing those services.

    The Subadvisory Agreement was approved by the Board of Trustees of the Fund, including all of the Trustees who are not parties to the contract or interested persons of any such party, on October 25, 1997, and by the initial shareholder of the Fund on February 18, 1998.

    The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PIFM or PI upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

                                  DISTRIBUTOR

    Prudential Securities Incorporated (Prudential Securities or the Distributor), One Seaport Plaza, New York, New York 10292, acts as the distributor of the shares of the Fund.

    Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution

Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares, respectively. The Distributor also incurs the expenses of distributing the Class Z shares under the Distribution Agreement with the Fund, none of which are reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.

    The Class A Plan provides that (i) .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Class B and Class C Plans provide that (i) .25 of 1% of the average daily net assets of the Class B and Class C shares, respectively, may be paid as a service fee and (ii) .75 of 1% (not including the service fee) may be paid for distribution-related expenses with respect to the Class B and Class C shares, respectively (asset-based sales charge).

    The Class A, Class B and Class C Plans will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority vote of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 60 days', nor less than 30 days', written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board of Trustees in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.

    Pursuant to each Plan, the Board of Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Trustees shall be committed to the Rule 12b-1 Trustees.

    Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws. The Distribution Agreement was approved by the Board of Trustees, including a majority of the Rule 12b-1 Trustees, on October 25, 1997.

NASD MAXIMUM SALES CHARGE RULE

    Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. In the case of Class B shares, interest charges equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not required to be included in the calculation of the 6.25% limitation. The annual asset-based sales charge with respect to Class B and Class C shares of the Fund may not exceed .75 of 1%. The 6.25% limitation applies to the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    The Manager is responsible for decisions to buy and sell securities, futures and options on securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the Subadviser. Broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates.

    Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities or any affiliate in any transaction in which Prudential Securities or any affiliate acts as principal, except in accordance with rules of the SEC. Thus, it will not deal with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of the Fund's order.

    Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities, or an affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

    In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Fund's, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than Prudential Securities (or any affiliate) in order to secure research and investment services described above, subject to review by the Fund's Board of Trustees from time to time as to the extent and continuation of this practice. The allocation or orders among brokers and the commission rates paid are reviewed periodically by the Fund's Board of Trustees. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future, in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

    Subject to the above considerations, Prudential Securities (or any affiliate) may act as a securities broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested" persons, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities are also subject to such fiduciary standards as may be imposed by applicable law.

                     PURCHASE AND REDEMPTION OF FUND SHARES

    Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charges. See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus.

    Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights with respect to any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "Distributor" and "Shareholder Investment Account--Exchange Privilege."

ISSUANCE OF FUND SHARES FOR SECURITIES

    Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (i) reorganizations, (ii) statutory mergers, or
(iii) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP

    Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold with a maximum sales charge of 5% and Class B*, Class C* and Class Z shares are sold at NAV. Using the NAV of the Fund at February 18, 1998, the maximum offering price of the Fund's shares is as follows:

CLASS A
Net asset value and redemption price per Class A share............     $   10.00
Maximum sales charge (5% of offering price).......................           .53
                                                                          ------
Offering price to public..........................................     $   10.53
                                                                          ------
                                                                          ------
CLASS B
Net asset value, redemption price and offering price per Class B
 share*...........................................................     $   10.00
                                                                          ------
                                                                          ------
CLASS C
Net asset value, redemption price and offering price per Class C
 share*...........................................................     $   10.00
                                                                          ------
                                                                          ------
CLASS Z
Net asset value, offering price and redemption price per Class Z
 share............................................................     $   10.00
                                                                          ------
                                                                          ------
------------

 * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the
 Prospectus.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

    COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder
Guide--Alternative Purchase Plan" in the Prospectus of the Fund.

    An eligible group of related Fund investors includes any combination of the following:

    (a) an individual;

    (b) the individual's spouse, their children and their parents;

    (c) the individual's and spouse's Individual Retirement Account (IRA);

    (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

    (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

    (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

    (g) one or more employee benefit plans of a company controlled by an individual.

    In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

    RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. The value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering or price (NAV plus maximum sales charge) as of the previous business day. See "How the Fund Values its Shares" in the Prospectus of the Fund. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.

    LETTER OF INTENT. Reduced sales charges are available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at NAV by entering into a Letter of Intent whereby they agree to enroll, within a thirteen-month period, a specified number of eligible employees or participants (Participant Letter of Intent).

    For purposes of the Investment Letter of Intent, all shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities.

    A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of Intent, to establish a minimum eligible employee or participant enrollment goal over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans), may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

    The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the purchaser the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to individual participants in any retirement or group plans.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES

    The contingent deferred sales charge (CDSC) is waived under circumstances described in the Prospectus. See "Shareholder Guide--How to Sell Your Shares--Waiver of Contingent Deferred Sales Charges" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                       REQUIRED DOCUMENTATION

Death                                    A copy of the shareholder's death certificate or, in
                                         the case of a trust, a copy of the grantor's death
                                         certificate, plus a copy of the trust agreement
                                         identifying the grantor.

Disability--An individual will be        A copy of the Social Security Administration award
considered disabled if he or she is      letter or a letter from a physician on the
unable to engage in any substantial      physician's letterhead stating that the shareholder
gainful activity by reason of any        (or, in the case of a trust, the grantor) is
medically determinable physical or       permanently disabled. The letter must also indicate
mental impairment which can be expected  the date of disability.
to result in death or to be of
long-continued and indefinite duration.

Distribution from an IRA or 403(b)       A copy of the distribution form from the custodial
Custodial Account                        firm indicating (i) the date of birth of the
                                         shareholder and (ii) that the shareholder is over
                                         age 59 and is taking a normal distribution--signed
                                         by the shareholder.

Distribution from Retirement Plan        A letter signed by the plan administrator/trustee
                                         indicating the reason for the distribution.

Excess Contributions                     A letter from the shareholder (for an IRA) or the
                                         plan administrator/ trustee on company letterhead
                                         indicating the amount of the excess and whether or
                                         not taxes have been paid.

The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

    For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any CDSC paid in connection with the amount of proceeds being reinvested.

EXCHANGE PRIVILEGE

    The Fund makes available to its shareholders the exchange privilege. The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. For retirement and group plans having a limited menu of Prudential Mutual Funds, the exchange privilege is available for those funds eligible for investment in the particular program.

    It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

    CLASS A. Shareholders of the Fund may exchange their Class A shares for shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the exchange privilege.

    The following money market funds participate in the Class A exchange privilege:

       Prudential California Municipal Fund
         (California Money Market Series)
       Prudential Government Securities Trust
         (Money Market Series)
         (U.S. Treasury Money Market Series)
       Prudential Municipal Series Fund
         (Connecticut Money Market Series)
         (Massachusetts Money Market Series)
         (New York Money Market Series)
         (New Jersey Money Market Series)
       Prudential MoneyMart Assets, Inc. (Class A shares)
       Prudential Tax-Free Money Fund, Inc.

    CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange.

    Class B and Class C shares of the Fund may also be exchanged for Class B and Class C shares, respectively, of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

    At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

    CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.

    Additional details about the exchange privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, Prudential Securities or Prusec. The exchange privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

PERIOD OF
MONTHLY INVESTMENTS:                                                   $100,000     $150,000     $200,000     $250,000
--------------------------------------------------------------------  -----------  -----------  -----------  -----------
25 Years............................................................   $     110    $     165    $     220    $     275
20 Years............................................................         176          264          352          440
15 Years............................................................         296          444          592          740
10 Years............................................................         555          833        1,110        1,388
 5 Years............................................................       1,371        2,057        2,742        3,428

------------------------

(1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.

(2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. See "Automatic Savings Accumulation Plan."

AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP)

    Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or Prudential Securities Account (including a Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to ASAP participants.

    Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

SYSTEMATIC WITHDRAWAL PLAN

    A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus of the Fund.

    In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan. See "Shareholder Investment Account--Automatic Reinvestment of Dividends and Distributions."

    Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

    Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

    Various qualified retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the Internal Revenue
Code) are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, and the administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.

    Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

    INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

   TAX-DEFERRED COMPOUNDING(1)

CONTRIBUTIONS  PERSONAL
 MADE OVER:    SAVINGS     IRA
-------------  --------  --------
10 years       $ 26,165  $ 31,291
15 years         44,675    58,649
20 years         68,109    98,846
25 years         97,780   157,909
30 years        135,346   244,692

------------------------

(1) The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS

    From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, E.G., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

    The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial

Advisor or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

    Under the Investment Company Act, the Board of Trustees is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Trustees, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sales price on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day, as provided by a pricing service. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers or independent pricing agents. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Trustees.

    Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board of Trustees), does not represent fair value, are valued by the Valuation Committee or Board in consultation with the Manager and Subadviser. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Trustees not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. The Fund will compute its NAV at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    NAV is calculated separately for each class. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares because Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

    The Fund intends to elect to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Fund (but not its shareholders) from paying federal income tax on income which is distributed to shareholders and permits net capital gains of the Fund (I.E., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund.

    Qualification as a regulated investment company requires, among other things, that (a) at least 90% of the Fund's annual gross income (without reduction for losses from the sale or other disposition of securities) be derived from interest, dividends, payments with respect to securities loans and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Fund diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities); and (c) the Fund distribute to its shareholders at least 90% of its net investment income and net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) in each year.

    Gains or losses on sales of securities by the Fund generally will be treated as long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities. If an option written by the Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Fund's transactions may be subject to wash sale, short sale, constructive sale, conversion transaction and straddle provisions of the Internal Revenue Code which may, among other things, require the Fund to defer recognition of losses. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause yours to be treated as ordinary income.

    Special rules apply to most options on stock indices, futures contracts and options thereon, and forward foreign currency exchange contracts in which the Fund may invest. See "Investment Objective and Policies." These investments will generally constitute Section 1256 contracts and will be required to be "marked to market" for federal income tax purposes at the end of the Fund's taxable year; that is, treated as having been sold at market value. Except with respect to certain forward foreign currency exchange contracts, 60% of any gain or loss recognized on such deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

    Gain or loss on the sale, lapse or other termination of options on stock and on narrowly-based stock indices will be capital gain or loss and will be long-term or short-term depending upon the holding period of the option. In addition, positions which are part of a straddle will be subject to certain wash sale, short sale and constructive sale provisions of the Internal Revenue Code. In the case of a straddle, the Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund. The conversion transaction rules may apply to certain transactions to treat all or a portion of the gain thereon as ordinary income rather than as capital gain.

    The Fund intends to invest in shares of REITs. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. Qualification as a REIT requires, among other things, that (a) at least 95% of its gross income is derived from dividends, interest, rents from real property, gain from the sale or other disposition of stock, securities and real property which is held for investment purposes, and certain other specified sources; (b) at least 75% of its gross income is derived from rents from real property, interest on obligations secured by mortgages on real property or on interests in real property, gain from the sale or other disposition of real property which is held for investment purposes, and certain other specified sources; and (c) at the close of each quarter of the taxable year (i) at least 75% of the value of its total assets is represented by real estate assets, cash and cash items (including receivables), and U.S. Government securities and (ii) not more than 25% of the value of its total assets is represented by securities (other than those includable under clause (i)) limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the REIT and to not more than 10% of the outstanding voting securities of such issuer.

    A "passive foreign investment company" (PFIC) is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. The Fund may make a "mark-to-market" election with respect to any marketable stock it holds of a PFIC. If the election is in effect, at the end of the Fund's taxable year, the Fund will recognize the amount of gains, if any, with respect to PFIC stock. No loss will be recognized on PFIC stock, except to the extent of gains recognized in prior years. Alternatively, the Fund, if it meets certain requirements, may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above.

    Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on forward foreign currency exchange contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also may be treated as ordinary gain or loss. These gains, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

    The Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. The Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the 12 months ending on October 31 of such calendar year, as well as all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed.

    Any dividends paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends. Furthermore, such dividends, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends, including capital gains distributions, which are expected to be or have been announced.

    Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

    A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

    Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain dividends paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.

    Dividends received by corporate shareholders are eligible for a dividends-received deduction of 70% to the extent the Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Interest income, capital gain net income, gain or loss from Section 1256 contracts (described above), dividend income from foreign corporations and income from other sources will not constitute qualified dividends. Individual shareholders are not eligible for the dividends-received deduction.

    Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary. The Fund does not expect to meet the requirements of the Internal Revenue Code for "passing-through" to its shareholders any foreign income taxes paid.

    Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                            PERFORMANCE INFORMATION

    AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus of the Fund.

    Average annual total return is computed according to the following formula:

                                       n
                                 P(1+T)  = ERV

Where: P = a hypothetical initial payment of $1,000.

       T = average annual total return.

       n = number of years.

       ERV = ending redeemable value at the end of the 1, 5 or 10 year periods
             (or fractional portion thereof) of a hypothetical $1,000 investment made at the beginning of the 1, 5 or 10 year periods.

    Average annual total return takes into account any applicable initial or deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

    AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus of the Fund.

    Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                    ERV - P
                                    -------

                                       P

Where: P = a hypothetical initial payment of $1,000.

       ERV = ending redeemable value at the end of the 1, 5 or 10 year periods
             (or fractional portion thereof) of a hypothetical $1,000 investment made at the beginning of the 1, 5 or 10 year periods.

    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

    YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. The yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                                             6
                              YIELD=2[(a-b+1) -1]
                                       ---
                                        cd

    Where:  a = dividends and interest earned during the period.
            b = expenses accrued for the period (net of reimbursements).
            c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
            d = the maximum offering price per share on the last day of the period.

    Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period.

    From time to time, the performance of the Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     PERFORMANCE
    COMPARISON OF
      DIFFERENT
 TYPES OF INVESTMENTS
  OVER THE LONG TERM
   (1/1926-09/1997)
                             Long-Term Govt.
Common Stocks                          Bonds  Inflation
11.0%                                   5.1%       3.1%

------------------------

    (1)Source: Ibbotson Associates, STOCKS, BONDS, BILLS AND INFLATION--1997 YEARBOOK (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

               CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
                          AND INDEPENDENT ACCOUNTANTS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Fund and cash and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States. See "How the Fund is Managed--Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus.

    Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of the Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account of $13.00, a new account set-up fee for each manually established account of $2.00 and a monthly inactive zero balance account fee per shareholder account of $.20. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

    Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants, and in that capacity will audit the annual report of the Fund.

                          PRUDENTIAL REAL ESTATE FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                                              FEBRUARY 18,
                                                                  1998
                                                              ------------
ASSETS
Cash........................................................    $100,000
Deferred organization and offering costs (Note 1)...........     300,000
                                                              ------------
    Total assets............................................     400,000
                                                              ------------
LIABILITIES
Deferred organization and offering costs payable (Note 1)...     300,000
                                                              ------------
Net Assets (Note 1)
  Applicable to 10,000 shares of beneficial interest........    $100,000
                                                              ------------
                                                              ------------
Calculation of Offering Price
Class A:
  Net asset value and redemption price per Class A share
    ($25,000 DIVIDED BY 2,500 shares of beneficial interest
    issued and outstanding).................................    $  10.00
  Maximum sales charge (5.0% of offering price).............         .53
                                                              ------------
  Offering price to public..................................    $  10.53
                                                              ------------
                                                              ------------
Class B:
  Net asset value, offering price and redemption price per
    Class B share
    ($25,000 DIVIDED BY 2,500 shares of beneficial interest
    issued and outstanding).................................    $  10.00
                                                              ------------
                                                              ------------
Class C:
  Net asset value, offering price and redemption price per
    Class C share
    ($25,000 DIVIDED BY 2,500 shares of beneficial interest
    issued and outstanding).................................    $  10.00
                                                              ------------
                                                              ------------
Class Z:
  Net asset value, offering price and redemption price per
    Class Z share
    ($25,000 DIVIDED BY 2,500 shares of beneficial interest
    issued and outstanding).................................    $  10.00
                                                              ------------
                                                              ------------

See Notes to Financial Statement.

                          PRUDENTIAL REAL ESTATE FUND
                          NOTES TO FINANCIAL STATEMENT

    NOTE 1. Prudential Real Estate Fund ("the Fund"), which was organized as a business trust in Delaware on October 24, 1997, is an open-end, non-diversified, management investment company. The Fund has had no significant operations other than the issuance of 2,500 shares each of Class A, Class B, Class C and Class Z shares of beneficial interest for $100,000 on February 18, 1998 to Prudential Investments Fund Management LLC ("PIFM").

    Costs incurred and expected to be incurred in connection with the organization and offering of the Fund will be paid initially by PIFM and will be repaid to PIFM upon commencement of investment operations. Offering costs will be deferred and amortized over a period not to exceed 12 months. Organizational costs will be deferred and amortized over the period of benefit not to exceed 60 months from the date the Fund commences investment operations. If any of the initial shares of the Fund are redeemed by PIFM during the period of amortization of organization expenses, the redemption proceeds will be reduced by the pro rata amount of unamortized organization expenses based on the number of initial shares being redeemed to the number of the initial shares outstanding.

    NOTE 2. AGREEMENTS. The Fund has entered into a management agreement with PIFM.

    The management fee paid PIFM will be computed daily and payable monthly, at an annual rate of .75 of 1% of the average daily net assets of the Fund.

    Pursuant to a subadvisory agreement between PIFM and The Prudential Investment Corporation ("PIC"), doing business as Prudential Investments ("PI"), PI furnishes investment advisory services pursuant to the management agreement and supervises PI's performance of such services. PIFM pays for the services of PI, the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

    The Fund has entered into a distribution agreement with Prudential Securities Incorporated ("Prudential Securities" or the "Distributor") for distribution of the Fund's shares.

    Pursuant to separate Plans of Distribution (the Class A Plan, the Class B Plan and the Class C Plan, collectively the "Plans") adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940, the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. These expenses include commissions and account servicing fees paid to, or on account of financial advisers of the Distributor and Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions paid to, or on account of, other broker-dealers or certain financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of PSI and Prusec associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

    Pursuant to the Class A Plan, the Fund will compensate PSI for its expenses with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net asset value of the Class A shares. The Distributor has agreed to limit its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net asset value of the Class A shares for the fiscal period ending March 31, 1999.

    Pursuant to the Class B and Class C Plans, the Fund compensates the Distributor for its distribution-related expenses with respect to the Class B and C shares at an annual rate of 1% of the average daily net assets of the Class B and C shares.

    The Distributor incurs the expense of distributing the Fund's Class Z shares under a distribution agreement with the Fund, none of which is paid for or reimbursed by the Fund.

    Prudential Mutual Fund Services LLC ("PMFS"), a wholly-owned subsidiary of PIFM, serves as the Fund's transfer agent.

    PIFM, PIC and Prudential Securities are indirect wholly-owned subsidiaries of The Prudential Insurance Company of America.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholder and Board of Trustees of Prudential Real Estate Fund

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Prudential Real Estate Fund (the "Fund") at February 18, 1998, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 23, 1998

                   APPENDIX I--GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.

ASSET ALLOCATION

    Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

    Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

    Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                    APPENDIX II--HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

    This chart shows the long-term performance of various asset classes and the rate of inflation.

                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

VALUE OF $1.00 INVESTED
          ON
    1/1/26 THROUGH
       12/31/97.
Small Stocks             $5,519.97
Common Stocks            $1,828.33
Long-Term Bonds             $39.07
Treasury Bills              $14.25
Inflation                    $9.02

Source: Stocks, Bonds, Bills, and Inflation 1997 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are due to capital appreciation and the reinvestment of gains. Bond returns are due mainly to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 through 1997. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

                                     '87     '88     '89     '90     '91     '92     '93     '94     '95     '96     '97
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
TREASURY
BONDS(1)                              2.0%    7.0%   14.4%    8.5%   15.3%    7.2%   10.7%   (3.4)%  18.4%    2.7%    9.6%
--------------------------------------------------------------------------------------------------------------------------
U. S. GOVERNMENT
MORTGAGE
SECURITIES(2)                         4.3%    8.7%   15.4%   10.7%   15.7%    7.0%    6.8%   (1.6)%  16.8%    5.4%    9.5%
--------------------------------------------------------------------------------------------------------------------------
U.S. INVESTMENT GRADE
CORPORATE
BONDS(3)                              2.6%    9.2%   14.1%    7.1%   18.5%    8.7%   12.2%   (3.9)%  22.3%    3.3%   10.2%
--------------------------------------------------------------------------------------------------------------------------
U.S.
HIGH YIELD
CORPORATE
BONDS(4)                              5.0%   12.5%    0.8%   (9.6)%  46.2%   15.8%   17.1%   (1.0)%  19.2%   11.4%   12.8%
--------------------------------------------------------------------------------------------------------------------------
WORLD
GOVERNMENT
BONDS(5)                             35.2%    2.3%   (3.4)%  15.3%   16.2%    4.8%   15.1%    6.0%   19.6%    4.1%   (4.3)%
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
DIFFERENCE BETWEEN HIGHEST
AND LOWEST RETURN PERCENT            33.2    10.2    18.8    24.9    30.9    11.0    10.3     9.9     5.5     8.7    17.1

(1)LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2)LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3)LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

(4)LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

(5)SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

    This chart illustrates the performance of major world stock markets for the period from December 31, 1986 through December 31, 1997. It does not represent the performance of any Prudential Mutual Fund.

AVERAGE ANNUAL TOTAL RETURNS OF MAJOR WORLD STOCK MARKETS (12/31/86 - 12/31/97)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

The Netherlands      20.5%
Sweden               20.4%
Spain                20.4%
Hong Kong            19.7%
Belgium              19.5%
Switzerland          17.9%
USA                  17.1%
UK                   16.6%
France               15.6%
Germany              12.1%
Austria               9.6%
Japan                 6.6%

Source: Morgan Stanley Capital International (MSCI) based on data retrieved from Lipper Analytical Services, Inc. Used with permission. Morgan Stanley Country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.

    This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 stock index with and without reinvested dividends.

                                    [CHART]

Capital Appreciation and Reinvesting Dividends -- $304,596

Capital Appreciation only -- $105,413

Source: Stocks, Bonds, Bills, and Inflation 1997 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential Mutual Fund. Common stock total return is based on the Standard & Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indices.

                  WORLD STOCK MARKET CAPITALIZATION BY REGION
                          WORLD TOTAL: $12.5 TRILLION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Canada             2.5%
U.S.              49.8%
Europe            32.1%
Pacific
Basin             15.6%

Source: Morgan Stanley Capital International, December 31, 1997. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential Mutual Fund.

    This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

              LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-1997)

                                    [CHART]

Source: Stocks, Bonds, Bills, and Inflation 1997 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1997. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

                APPENDIX III--INFORMATION RELATING TO PRUDENTIAL

    Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1996 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

    The Manager and PIC are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1996. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs almost 81,000 persons worldwide, and maintains a sales force of approximately 11,500 agents and nearly 6,400 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the Rock of Gibraltar as its symbol. Prudential rock is a recognized brand name throughout the world.

    INSURANCE. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 50 million people worldwide. Long one of the largest issuers of individual life insurance, Prudential has 22 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. Prudential provides auto insurance for approximately 1.6 million cars and insures approximately 1.2 million homes.

    MONEY MANAGEMENT. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1996, Prudential had more than $322 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part), manages over $190 billion in assets of institutions and individuals. In PENSIONS & INVESTMENTS, May 12, 1997, Prudential was ranked third in terms of total assets under management.

    REAL ESTATE. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 37,000 brokers and agents across the United States.(2)

    HEALTHCARE. Over two decades ago, Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.6 million Americans receive healthcare from a Prudential managed care membership.

    FINANCIAL SERVICES. The Prudential Bank, a wholly-owned subsidiary of Prudential, has over $1 billion in assets and serves nearly 1.5 million customers across 50 states.

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

    As of October 31, 1997, Prudential Investments Fund Management was the 17th largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

    The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

    From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as THE WALL STREET JOURNAL, THE NEW YORK TIMES, BARRON'S and USA TODAY.

------------------------

(1) PIC serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates LLC as the subadviser to Prudential Jennison Series Fund, Inc. and Mercator Asset Management LP as the subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. There are multiple subadvisers for The Target Portfolio Trust.

(2) As of December 31, 1996.

                                     III-1

    EQUITY FUNDS. FORBES magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Growth Fund, a growth-style equity fund managed by Jennison Associates LLC, a premier institutional equity manager and a subsidiary of Prudential.

    HIGH YIELD FUNDS. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitors approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(3) Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

    Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

    Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from PULP AND PAPER FORECASTER to WOMEN'S WEAR DAILY--to keep them informed of the industries they follow.

    Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential Mutual Fund.

    Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

    Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

    Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

    TRADING DATA.(4) On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over
3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets.(5) Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities.(6)

    Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

------------------------

(3) As of December 31, 1996. The number of bonds and the size of the Fund are subject to change.

(4) Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.

(5) Based on 669 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage funds.

(6) As of December 31, 1994.

                                     III-2

INFORMATION ABOUT PRUDENTIAL SECURITIES

    Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1995, assets held by Prudential Securities for its clients approximated $168 billion. During 1994, over 28,000 new customer accounts were opened each month at Prudential Securities.(7)

    Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. In the December 1995 issue of REGISTERED REP, an industry publication, Prudential Securities' Financial Advisor training programs received a grade of A-(compared to an industry average of B+).

    In 1995, Prudential Securities' equity research team ranked 8th in INSTITUTIONAL INVESTOR magazine's 1995 "All America Research Team" survey. Five Prudential Securities analysts were ranked as first-team finishers.(8)

    In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architect-SM-, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

    For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

------------------------

(7) As of December 31, 1994.

(8) On an annual basis, INSTITUTIONAL INVESTOR magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.

                                     III-3

               APPENDIX IV--INFORMATION ON REAL ESTATE SECURITIES

    The information contained in this Appendix relies on information obtained from statistical services, reports and other sources believed by the Manager to be reliable. The information has not been independently verified by the Manager.

PRUDENTIAL HAS THE RESOURCES

    Robert McConnaughey and his team are supported by the extensive resources, research capabilities and expertise of Prudential, one of the largest real estate investors in the world.(1) In the past, only institutional clients had access to Prudential's real estate expertise. Now, Prudential Real Estate Securities Fund brings this enormous power to the individual investor. In addition to his own research, McConnaughey has access to these resources:

- PRUDENTIAL REAL ESTATE INVESTORS (RESEARCH), a team of 8 investment professionals, including 4 Ph.D.s, who closely follow and analyze the real estate market.

- PRUDENTIAL PRIVATE ASSET MANAGEMENT GROUP (PAMG), a division of Prudential, offers "hands-on" real estate expertise, with more than $14.5 billion(2) in real estate assets under management.

- PRUDENTIAL SECURITIES, one of the top underwriters of equity REIT offerings on Wall Street, provides extensive capital markets knowledge, a key factor in real estate investment analysis.

- PRUDENTIAL INVESTMENTS currently has $200 billion(3) in assets under management and its own extensive research capabilities. The group will share its knowledge of other industries that influence the real estate market.

REAL ESTATE SECURITIES: A RAPIDLY EXPANDING MARKET

    The $4 trillion U.S. real estate market is undergoing an historic transformation, from private to public ownership. Less than 4% of this huge market is currently publicly owned, but private real estate is rolling into publicly-held Real Estate Investment Trusts (REITs) at an ever-increasing rate. In fact, the total market capitalization of the REIT industry has grown more than 1600% in seven years, and real estate has been the fastest growing domestic equity mutual fund category over the last five years in terms of assets.(4) As noted by Mr. McConnaughey, "The real estate securities market will continue to get larger, regardless of the business cycle. This expansion offers investors great potential opportunities for income and long-term growth."(5)

------------------------

1   Source: The Prudential Insurance Company of America.

2   Source: Prudential Private Asset Management Group (PAMG) 12/31/97.

3   Source: Prudential Investments, 12/31/97.

4   Source: Strategic Insight, 12/31/97.

5   Source: Robert McConnaughey.

                REIT MARKET RAPIDLY EXPANDING: REIT MARKET CAPS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  YEARS
1987          $9,702
1988         $11,435
1989         $11,662
1990          $8,737
1991         $12,968
1992         $15,680
1993         $32,159
1994         $44,306
1995         $57,514
1996         $88,776
1997        $140,500

    Source: NAREIT. Numbers are in millions.

    Real estate securities have a history of excellent returns compared to other asset classes, and have outperformed the S&P 500 by nearly 1% per year from 1977-1997.* See the article by Greg Smith, Chief Investment Strategist of Prudential Securities, entitled "There ought to be a REIT in your investment future."** REIT performance does not largely correspond to stocks and bonds, whose performance in recent years has become more closely linked, and REIT performance has shown less volatility over time. As Morningstar has noted, "Over the past five years, REITs have become more closely tied to the underlying real-estate market and less connected to the stock market."*** Generally REITs have also historically paid high dividends relative to the overall equity market.****

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 PERFORMANCE OF A $10,000 INVESTMENT
For the 25 Years Ending December 31,
1997
                                          S&P 500  NARIET Equity
Dec 1972                                   10,000         10,000
Dec 1973                                    8,534          8,448
Dec 1974                                    6,275          6,640
Dec 1975                                    8,609          7,922
Dec 1976                                   10,662         11,692
Dec 1977                                    9,896         14,313
Dec 1978                                   10,546         15,793
Dec 1979                                   12,490         21,456
Dec 1980                                   16,539         26,685
Dec 1981                                   15,727         28,286
Dec 1982                                   19,095         34,396
Dec 1983                                   23,393         44,935
Dec 1984                                   24,859         54,340
Dec 1985                                   32,854         64,718
Dec 1986                                   38,922         77,118
Dec 1987                                   40,958         74,311
Dec 1988                                   47,843         84,336
Dec 1989                                   62,909         91,791
Dec 1990                                   60,915         77,701
Dec 1991                                   79,524        105,441
Dec 1992                                   85,624        120,824
Dec 1993                                   94,177        144,566
Dec 1994                                   95,411        149,149
Dec 1995                                  131,124        171,924
Dec 1996                                  161,374        232,545
Dec 1997                                  215,208        279,728

                               ANNUALIZED RETURNS

                                                  NAREIT
                                                  EQUITY       S&P 500
                                                   INDEX        INDEX
                                                -----------  -----------
1 year........................................      20.26%       33.36%
5 years.......................................      18.28%       20.22%
10 years......................................      14.17%       18.04%
15 years......................................      14.99%       17.52%
20 years......................................      16.02%       16.64%
25 years......................................      14.25%       13.07%

                 Source: NAREIT. This chart is not indicative of the Fund's performance.

   *Source: Ibbotson Associates 12/31/76 - 12/31/97.

  **Source: Prudential Securities Strategy Weekly, 1/7/98.

 ***Source: Morningstar, Mutual Funds on Demand, 2/28/97.

****Source: Lipper Analytical Services, 12/31/97.

 1) NAREIT EQUITY INDEX is an unmanaged index of all tax-qualified real estate investment trusts (REITs) listed on the NYSE, AMEX and the NASDAQ that have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate. Only common shares issued by the REIT are included in this market-weighted index which includes dividends in the month based upon their payment date.

 2) THE STANDARD & POOR'S 500 INDEX is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

            ANNUAL PERFORMANCE FOR VARIOUS ASSET CLASSES (1990-1997)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           NAREIT-EQUITY    S&P 500   LEHMAN AGG.
1990               -15.35      -3.17          8.95
1991                 35.7      30.55            16
1992                14.59       7.67           7.4
1993                19.65       9.99          9.75
1994                 3.17       1.31          2.92
1995                15.27      37.43         18.48
1996                35.26      23.07          3.61
1997                20.29      33.36          9.68

Source: Ibbotson Associates. This chart represents the annual performance of the NAREIT Equity Index compared to other asset classes. Past performance is no guarantee of future results. REITs are represented by the National Association of Real Estate Investment Trusts (NAREIT) Equity Index. Stocks are represented by the S&P 500 Index, an unmanaged barometer of the stock market. REITs and other stocks fluctuate in value. Bonds are represented by the Lehman Brothers Government/Corporate Bond Index, an unmanaged composite of U.S. Government and agency securities and investment-grade bonds. Bonds have a fixed return if held to maturity, but principal value may fluctuate due to changes in interest rates. Investors cannot invest directly in an index. Inflation is represented by the Consumer Price Index.

    There are several indices that track investments in real estate securities including the NAREIT Index and the Wilshire Real Estate Securities Index. NAREIT INDEX is an unmanaged index of over 200 publicly-traded equity, mortgage and hybrid REITs tracked by the National Association of Real Estate Investment Trusts. WILSHIRE REAL ESTATE SECURITIES INDEX is a market capitalization-weighted index comprised of over 120 publicly-traded REITs and real estate operating companies (REOCs). Investments cannot be made in either index.